Fort Hills	12 Months Ended
Dec. 31, 2018
FORT HILLS
FORT HILLS

32. FORT HILLS

On December 21, 2017, the Fort Hills partners resolved their commercial dispute and reached an agreement. As a result, Suncor acquired an additional 2.26% interest in the project for consideration of $308 million. Subsequently, in the first quarter of 2018, Suncor acquired an additional 1.05% interest in the Fort Hills project for consideration of $145 million. Suncor's share in the project has increased to 54.11% and Teck Resources Limited's share has increased to 21.31% with Total E&P Canada Ltd.'s share decreasing to 24.58%.